                                                                      Exhibit 24


                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of Applied Industrial Technologies, Inc., an Ohio corporation, hereby constitutes and appoints Fred D. Bauer and John R. Whitten, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in any one or more of them, to sign for the undersigned and in his respective name as director and/or officer of the Corporation, the Corporation's Annual Report for the fiscal year ended June 30, 2002 on Form 10-K to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and the rules and regulations issued thereunder, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one of them, as herein authorized.

Date:    9/04/02                              /s/ William G. Bares
         ------------------             ----------------------------------------

                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of Applied Industrial Technologies, Inc., an Ohio corporation, hereby constitutes and appoints Fred D. Bauer and John R. Whitten, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in any one or more of them, to sign for the undersigned and in his respective name as director and/or officer of the Corporation, the Corporation's Annual Report for the fiscal year ended June 30, 2002 on Form 10-K to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and the rules and regulations issued thereunder, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one of them, as herein authorized.

Date:             9/5/02                             /s/ Roger D. Blackwell
       -------------------------------      ------------------------------------

                                POWER OF ATTORNEY
                                -----------------

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of Applied Industrial Technologies, Inc., an Ohio corporation, hereby constitutes and appoints Fred D. Bauer and John R. Whitten, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in any one or more of them, to sign for the undersigned and in his respective name as director and/or officer of the Corporation, the Corporation's Annual Report for the fiscal year ended June 30, 2002 on Form 10-K to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and the rules and regulations issued thereunder, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one of them, as herein authorized.

Date:             9/4/02                              /s/ William E. Butler
       -------------------------------          --------------------------------

                                POWER OF ATTORNEY
                                -----------------

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of Applied Industrial Technologies, Inc., an Ohio corporation, hereby constitutes and appoints Fred D. Bauer and John R. Whitten, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in any one or more of them, to sign for the undersigned and in his respective name as director and/or officer of the Corporation, the Corporation's Annual Report for the fiscal year ended June 30, 2002 on Form 10-K to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and the rules and regulations issued thereunder, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one of them, as herein authorized.

Date:          9/4/02                              /s/ Thomas A. Commes
       ---------------------------        --------------------------------------

                                POWER OF ATTORNEY
                                -----------------

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of Applied Industrial Technologies, Inc., an Ohio corporation, hereby constitutes and appoints Fred D. Bauer and John R. Whitten, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in any one or more of them, to sign for the undersigned and in his respective name as director and/or officer of the Corporation, the Corporation's Annual Report for the fiscal year ended June 30, 2002 on Form 10-K to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and the rules and regulations issued thereunder, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one of them, as herein authorized.

Date:        9/4/02                                 /s/ Peter A. Dorsman
       ------------------------------        -----------------------------------

                                POWER OF ATTORNEY
                                -----------------

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of Applied Industrial Technologies, Inc., an Ohio corporation, hereby constitutes and appoints Fred D. Bauer and John R. Whitten, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in any one or more of them, to sign for the undersigned and in his respective name as director and/or officer of the Corporation, the Corporation's Annual Report for the fiscal year ended June 30, 2002 on Form 10-K to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and the rules and regulations issued thereunder, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one of them, as herein authorized.

Date:         9/3/02                              /s/ Russell R. Gifford
       --------------------------        ---------------------------------------

                                POWER OF ATTORNEY
                                -----------------

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of Applied Industrial Technologies, Inc., an Ohio corporation, hereby constitutes and appoints Fred D. Bauer and John R. Whitten, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in any one or more of them, to sign for the undersigned and in his respective name as director and/or officer of the Corporation, the Corporation's Annual Report for the fiscal year ended June 30, 2002 on Form 10-K to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and the rules and regulations issued thereunder, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one of them, as herein authorized.

Date:        9/4/02                                 /s/ L. Thomas Hiltz
       -------------------------           -------------------------------------

                                POWER OF ATTORNEY
                                -----------------

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of Applied Industrial Technologies, Inc., an Ohio corporation, hereby constitutes and appoints Fred D. Bauer and John R. Whitten, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in any one or more of them, to sign for the undersigned and in his respective name as director and/or officer of the Corporation, the Corporation's Annual Report for the fiscal year ended June 30, 2002 on Form 10-K to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and the rules and regulations issued thereunder, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one of them, as herein authorized.

Date:        9/9/02                                 /s/ Edith Kelly-Green
      ---------------------------           -----------------------------------

                                POWER OF ATTORNEY
                                -----------------

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of Applied Industrial Technologies, Inc., an Ohio corporation, hereby constitutes and appoints Fred D. Bauer and John R. Whitten, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in any one or more of them, to sign for the undersigned and in his respective name as director and/or officer of the Corporation, the Corporation's Annual Report for the fiscal year ended June 30, 2002 on Form 10-K to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and the rules and regulations issued thereunder, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one of them, as herein authorized.

Date:        9/4/02                                 /s/ J. Michael Moore
       --------------------------          -------------------------------------

                                POWER OF ATTORNEY
                                -----------------

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of Applied Industrial Technologies, Inc., an Ohio corporation, hereby constitutes and appoints Fred D. Bauer and John R. Whitten, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in any one or more of them, to sign for the undersigned and in his respective name as director and/or officer of the Corporation, the Corporation's Annual Report for the fiscal year ended June 30, 2002 on Form 10-K to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and the rules and regulations issued thereunder, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one of them, as herein authorized.

Date:        9/3/02                                 /s/ Jerry Sue Thornton
      -----------------------------        -------------------------------------

                                POWER OF ATTORNEY
                                -----------------

                  KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of Applied Industrial Technologies, Inc., an Ohio corporation, hereby constitutes and appoints Fred D. Bauer and John R. Whitten, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in any one or more of them, to sign for the undersigned and in his respective name as director and/or officer of the Corporation, the Corporation's Annual Report for the fiscal year ended June 30, 2002 on Form 10-K to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and the rules and regulations issued thereunder, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one of them, as herein authorized.

Date:        9/10/02                                /s/ Stephen E. Yates
       -----------------------------         -----------------------------------